                                                                   EXHIBIT 10.11

                            AKAMAI TECHNOLOGIES, INC.

                        Incentive Stock Option Agreement
                     Granted Under 2006 Stock Incentive Plan

1. Grant of Option.

     This Incentive Stock Option Agreement (this "Agreement") evidences the grant by Akamai Technologies, Inc., a Delaware corporation (the "Company"), on __________________ (the "Grant Date") to ___________________, an employee of the
Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 2006 Stock Incentive Plan (the "Plan"), a total of _____________ shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at $______ per Share. Unless earlier terminated, this option shall expire on the seventh anniversary of the Grant Date (the "Final Exercise Date").

     It is intended that the option evidenced by this agreement shall, to the extent it so qualifies, be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated there under (the "Code"). Schedule A hereto sets forth the number of shares with respect to which this option qualifies as an incentive stock option as of the date of grant. To the extent that the option does not on the date of grant, or hereafter ceases to, qualify as an incentive stock option, it shall be a non-qualified stock option. Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2. Vesting Schedule.

     (a) General. This option will become exercisable ("vest") as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 6.25% of the original number of Shares at the end of each successive full three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date. For purposes of this
Section 2(a) the Vesting Start Date shall be the Grant Date.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

     (b) Change in Control. Upon a Change in Control Event (as defined in the
Plan), the number of Shares as to which this option has vested shall be calculated pursuant to Section 2(a) as though the Grant Date were the date that is one year prior to the Grant Date.

3. Exercise of Option.

     (a) In order to exercise this option, the Participant shall notify the Company's third-party stock option plan administrator, Charles Schwab & Co., or any successor appointed by the Company (the

ISO - NQ AGREEMENT

"Plan Administrator"), of the Participant's intent to exercise this option, and shall follow the procedures established by the Plan Administrator for exercising stock options under the Plan and provide payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

     (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

     (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that (i) this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, (ii) this option shall not be exercisable after the Final Exercise Date, and (iii) to the extent that the option or any portion thereof is exercised at any time later than one year after the Participant's termination as an employee of the Company or any parent or subsidiary of the Company (as defined in Section 424(e) or (f) of the Code) by reason of his or her disability (as defined in Section 22(e)(3) of the Code), the option shall be a non-qualified stock option.

     (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "cause" if the Company determines, prior to or simultaneously with the Participant's resignation, that discharge for cause was warranted.

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4. Withholding.

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5. Nontransferability of Option.

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6. Disqualifying Disposition.

     If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date (or, in the case of Shares acquired upon exercise of an Additional Grant, the date of the Addendum) or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7. Provisions of the Plan.

     This option is subject to the provisions of the Plan, a copy of which is furnished to, or has otherwise been available to, the Participant with this option .

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     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                        AKAMAI TECHNOLOGIES, INC.


Dated: (Grant_Date)
                                        ----------------------------------------
                                        Paul Sagan
                                        Chief Executive Officer

                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2008 Stock Incentive Plan.

                                        PARTICIPANT:


                                        ----------------------------------------
                                        Signature
                                        Name: (Name)

                                        Address:
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ISO-NQ AGREEMENT

                                   SCHEDULE A

Number of shares as to which this option qualifies as an incentive stock option on the Grant Date: (ISO_Shares)

Number of shares as to which this option is a non-qualified stock option on the Grant Date: (NQ_Shares)


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